UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2022

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

 (507) 454-5374
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 23, 2022, Fastenal Company (the 'Company') held its annual meeting of shareholders (the 'Annual Meeting') in Winona, Minnesota. As of the record date for the Annual Meeting, there were 575,553,636 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 516,192,231 shares of Common Stock represented in person or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:
•Proposal #1 – Election of directors. The election of a board of directors consisting of ten members to serve until the next regular meeting of shareholders or until their successors have been elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Scott A. Satterlee	424,444,495	44,727,683	508,809
Michael J. Ancius	447,634,948	21,545,332	500,707
Stephen L. Eastman	462,286,711	6,986,878	407,398
Daniel L. Florness	463,174,420	6,184,233	322,334
Rita J. Heise	417,457,396	51,830,401	393,190
Hsenghung Sam Hsu	466,336,954	2,881,805	462,228
Daniel L. Johnson	462,160,941	6,957,617	562,429
Nicholas J. Lundquist	460,959,179	7,938,265	783,543
Sarah N. Nielsen	466,617,247	2,671,497	392,243
Reyne K. Wisecup	458,406,452	10,835,634	438,901
There were 46,511,244 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were elected to serve until the next regular meeting of shareholders or until their successors have been elected and qualified.
•Proposal #2 – Ratification of appointment of independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

For	Against	Abstain
493,211,184	22,077,569	903,478
Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by our shareholders.
•Proposal #3 – An advisory vote on a non-binding resolution to approve the compensation of Fastenal’s named executive officers as disclosed in the proxy statement for the 2022 Annual Meeting. The voting results were as follows:

For	Against	Abstain
435,978,969	31,845,214	1,856,804
There were 46,511,244 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of our named executive officers was adopted by our shareholders.

Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

April 26, 2022	By:	/s/ HOLDEN LEWIS
(Date)		Holden Lewis Executive Vice President and Chief Financial Officer